Financial liabilities at amortized cost - payables to credit card network (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021
Financial Liabilities At Amortized Cost Payables To Network
Payables to credit card network	[1]	$ 7,054,783	$ 4,882,159
Total		$ 7,054,783	$ 4,882,159

[1]	Corresponds to the amount payable to the acquirers related to credit and debit card transactions. Credit card payables are settled according to the transaction installments, substantially in up to 27 days for Brazilian transactions with no installments and 1 business day for international transactions. Sales in installments (parcelado) have monthly settlements, mostly, over a period of up to 12 months. For Mexican and Colombian operations, the amounts are settled in 1 business day. The segregation of the settlement is shown in the table below: